SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 23, 2004
                                                          ----------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                     000-29053                 04-2751645
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(State or other jurisdiction of   (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


    8000 Lee Highway, Falls Church, VA                                  22042
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 (Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     This Form 8-K/A is being filed to correct a printer typographical error in the consolidated statement of operations of YDI Wireless, Inc. for the three months ended March 31, 2004 which was included in Exhibit 99.1. As originally filed, that consolidated statement of operations erroneously indicated that YDI's diluted earnings per share was $0.20. That figure has been corrected to $0.02 in the March 31, 2004 consolidated statement of operations contained in the Exhibit 99.1 being filed with this Form 8-K/A.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Number            Title
         ------            -----

         99.1            Press release dated April 23, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     YDI WIRELESS, INC.


Dated: April 28, 2004                                By:    /s/ David L. Renauld
                                                          ----------------------
                                                           David L. Renauld
                                                           Vice President

                                  EXHIBIT INDEX


         Number            Title
         ------            -----

         99.1            Press release dated April 23, 2004.